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                                                                   Exhibit 10.33
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                           SWITCHBOARD  INCORPORATED

                      Nonstatutory Stock Option Agreement
                    Granted Under 1999 Stock Incentive Plan


1.   Grant of Option.
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     This agreement evidences the grant by Switchboard Incorporated, a Delaware corporation (the "Company"), on October 13, 1999 (the "Grant Date") to Douglas
J. Greenlaw, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a total of 7,000 shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $9.00 per Share. Unless earlier terminated, this option shall expire on October 13, 2009 (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code").
Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

     (a) This option will become exercisable ("vest") as to 100% of the original number of Shares on the earlier of (a) the effective date of the initial registration of the Company's Common Stock under the Securities Act of 1933, as amended or (B) five (5) years from the date of grant.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     (b) Early Exercise Alternative.  Notwithstanding the exercisability
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schedule set forth in paragraph (a), the Participant may elect to exercise this option as to the unvested Shares (in addition to the vested Shares) if simultaneously with such exercise the Participant enters into a Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A
                                                                      ---------
(the "Stock Restriction Agreement"). The Stock Restriction Agreement provides that the unvested Shares shall be subject to a right of repurchase (the "Purchase Option") in favor of the Company at the $9.00 exercise price (as adjusted pursuant to the terms hereof) in the event that the Participant ceases to be employed by the Company.

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3.   Exercise of Option.
     ------------------

     (a)  Form of Exercise.  Each election to exercise this option shall be in
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writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b)  Continuous Relationship with the Company Required. Except as otherwise
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provided in this Section 3, this option may not be exercised unless the
Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c)  Termination of Relationship with the Company.  If the Participant
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ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate 30 days after such cessation (but in no event after the Final Exercise Date), provided, that, this option shall be exercisable only to the extent that the
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Participant was entitled to exercise this option on the date of such cessation.
Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of the Plan or any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d)  Exercise Period Upon Death or Disability.  If the Participant dies or
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becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of six months following the date of death or disability of the Participant by the Participant, provided, that, this option shall be exercisable only to the extent
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that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e)  Discharge for Cause.  If the Participant, prior to the Final Exercise
          -------------------
Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean, with respect to any Participant who has entered into an employment or consulting agreement with the Company, a material breach of such agreement by the

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Participant, or if such agreement provides for termination for cause, the definition of "cause" set forth in such agreement. With respect to any other Participant, "cause" shall mean (i) conviction or pleading guilty (including a plea of nolo contendere) with respect to the commission of a felony, (ii) acts of dishonesty or moral turpitude which are materially detrimental to the Company and/or its affiliates as determined in good faith by the Board, (iii) failure of the Participant to obey the reasonable and lawful orders of the Board or the chief executive officer of the Company after written demand that the Participant do so, (iv) gross negligence by the Participant in the performance of, or wilful disregard by the Participant of, the Participant's obligations to the Company, or (v) the breach by the Participant of any of the Participant's obligations of confidentiality with respect to the Company. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Proxy.  The Participant hereby appoints Banyan Worldwide, a Massachusetts
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corporation, and/or its designee(s) ("Banyan"), as the Participant's attorney-
in-fact and proxy, with full power of substitution, for and in the Participant's name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent) and upon such matters as Banyan or its designee(s), proxy or substitute(s) shall, in its or their sole discretion, deem proper with respect to any and all of the shares issued upon any exercise of this option or issued in respect to such shares as a stock dividend, stock split or otherwise (collectively, for purposes of Sections 4, 5 and 6 hereof, the "Option Shares"). The proxy granted hereby shall be irrevocable and may be exercised at any meeting or in respect of any written consent of stockholders. This proxy is coupled with an interest sufficient in law to support such proxy. This proxy shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the stock. In addition to any other applicable limitations pursuant to the terms of this option, the Participant agrees not to sell, assign, transfer, loan, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of, or issue an option or call with respect to, any of the Option Shares, or impair such Option Shares, in each case unless, and as a condition precedent thereto, the transferee of such Option Shares executes and delivers to Banyan an agreement to be bound by the terms of this Section 4. Any purported transfer in violation of this Section 4 shall be null and void and shall not be recognized by the Company or reflected on the stock records of the Company. The Participant shall cause the Company to require any certificates representing any and all Option Shares issued upon any exercise of this option to bear a legend referencing the restrictions on transfer set for in this
Section 4, which legend shall be subject to the approval of Banyan. Notwithstanding anything to the contrary in the foregoing, the provisions of, including, without limitation, the proxy appointed by, this Section 4 shall terminate upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities

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Act").

5.   Repurchase of Option Shares Upon Termination of Employment.  The following
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repurchase provisions shall apply to any and all Option Shares;

     (a)  Repurchase Rights.  If the Participant for any reason whatsoever
          -----------------
(including without limitation death, disability, or voluntary or involuntary termination) ceases to be employed by the Company prior to the date specified in
Section 5(d) below for the expiration of these restrictions, then during the 90-day period following such termination the Company may elect, by written notice delivered to the Participant, to repurchase all or any portion of the Option Shares, at a price per share equal to the fair market value of such Option Shares as of the close of business on the date of termination of the Participant's employment. Such fair market value shall be determined by mutual agreement of the Company and the Participant. Failing such agreement between the Participant and the Company within 30 days of the date of the Company's notice electing to repurchase such Option Shares, the fair market value of such Option Shares shall be determined by three appraisers, one designated within five days after the termination of said 30-day period by the Participant or his or her legal representatives (which appraiser shall not be the Participant or his or her legal representative), one within said period of five days by the Company (which appraiser shall not be an officer, director or employee of the Company) and the third within five days after said appointment last occurring by the two appraisers so chosen. Successor appraisers, if any shall be required, shall be appointed, within a reasonable time, as nearly as may be in the manner provided as to the related original appointment. No appointment shall be deemed as having been accomplished unless such appraiser shall have accepted in writing his appointment as such within the time limited for his appointment. Notice of each appointment of an appraiser shall be given promptly to the other parties in interest. Any expenses relating to the appointment and service of an appraiser shall be paid by the party appointing such appraiser or, in the case of the appraiser appointed by the appraisers chosen by the Company and the Participant, shall be paid by the Company. Said appraisers shall proceed promptly to determine the fair market value of said Share or Option Shares by agreement of any two of the appraisers, which shall be conclusive upon all parties in interest in such Option Shares. Promptly following such determination, the appraisers shall mail or deliver such notice of such determination to the Participant and the Company.

     (b)  Repurchase Procedure.  Upon notice from the Company of exercise of its
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rights under this Section 5 and determination of the purchase price for the
Option Shares so repurchased, the Participant shall transfer the Option Shares or appropriate part thereof to the Company against payment by the Company of the purchase price therefor. If upon the expiration of the 90-day period following the Participant's termination of employment the Company shall have failed to elect to repurchase all of

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the Option Shares, the repurchase rights with respect to the Option Shares not so elected to be repurchased imposed by this Section 5 shall terminate, and the Participant or his or her legal representatives may thereafter transfer such Option Shares. The Participant or his or her legal representatives may in no event transfer any Option Shares prior thereto, other than to the Company.

     (c)  Failure of Participant to Comply.  If the Participant fails to comply
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with any of the provisions of this Section 5, the Company, at its option and in addition to its other remedies, may suspend the rights of the Participant to vote and to receive dividends on the Option Shares, or may refuse to register on its books any transfer or change in the ownership of the Option Shares or in the right to vote thereon, until the provisions of this Section 5 are complied with to the satisfaction of the Company.

     (d)  Expiration.  The restriction contained in this Section 5 shall expire
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upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act (such expiration date shall be referred to herein as the "Expiration Date").

     (e)  Safekeeping. The Participant acknowledges that the Company may, in its
          -----------
discretion, retain for safekeeping stock certificates representing all Option Shares purchased hereunder by the Participant. The Participant further acknowledges that the Company may, to insure that the Participant complies with the restriction of this Section 5, continue to retain such stock certificates until the earlier of the Expiration Date or the date of expiration of these repurchase rights under Section 5(b) above. At the time of any exercise of this option, in whole or in part, the Participant shall execute such further agreement as the Company may require to implement the foregoing.

6.   Right of First Refusal.
     ----------------------

     (a)  General.  The Participant shall not sell, assign, pledge, or in any
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manner transfer any of the Option Shares or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements of the provisions of this Section 6.

     (b)  Restrictions on Transfer.  If at any time or from time to time the
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Participant intends to sell or transfer any Option Shares to a third party, the
Participant shall provide notice thereof to the Company prior to such transfer (which in the case of a sale shall include a bona fide purchase agreement with a viable purchaser). The Company shall have an option for 30 days following the date of receipt of the Participant's notice to purchase such Option Shares on the terms upon which the Option Shares were to be purchased by or transferred to the third party by the Participant. If the Company does not exercise its right of first refusal under this Section

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6(b) with respect to such proposed sale or transfer within such 30-day period, the Participant shall be free to sell or transfer such Option Shares to the third party identified in the Participant's notice for a period of 45 days after the expiration of the 30-day period following the date of receipt of the Participant's notice. Such sale or transfer must be on terms no more favorable to the recipient than those set forth in the Participant's notice. In no event may Option Shares be sold or transferred to any then-current competitor of the Company. Any transfer or sale of Option Shares by the Participant will be conditional upon the recipient acknowledging in writing the option set forth in this Section 6(b) and the other restrictions to which the Option Shares are subject.

     (c)  Failure of Participant to Comply.  If the Participant's notice in
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respect of any Option Shares is not received by the Company as provided in
Section 6(b) above, or if the Participant fails to comply with the provisions of
Section 6(b) above in respect of any such Option Shares in any other regard, the Company, at its option and in addition to its other remedies, may suspend the rights to vote or to receive dividends on said Option Shares, or may refuse to register on its books any transfer or change in ownership of said Option Shares or in the right to vote thereon, until the provisions of Section 6(b) are complied with to the satisfaction of the Company; and if the required Participant's notice is not received by the Company after written demand by the Company, the Company may also independently proceed as though a proper Participant's notice has been received at the expiration of ten days after mailing such demand, and, if the Company exercises its rights under Section 6(b) with respect to said Option Shares or any of them, the Option Shares specified shall be transferred accordingly.

     (d)  Expiration.  The Company's right of first refusal contained in this
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Section 6 with respect to any sale or transfer of Option Shares shall expire upon the Expiration Date.


7.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

8.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will

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or the laws of descent and distribution, and, during the lifetime of the
Participant, this option shall be exercisable only by the Participant.

9.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              SWITCHBOARD  INCORPORATED


Dated: October 13, 1999       By:   /s/ Douglas J. Greenlaw
                                  --------------------------------------------
                                  Name: Douglas J. Greenlaw
                                  Title:  Chief Executive Officer

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                           PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                                   PARTICIPANT:



                                   /s/ Douglas J. Greenlaw
                                   -----------------------------------
                                   Print Name: Douglas J. Greenlaw

                                   Address: __________________________

                                            __________________________

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